UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

April 17, 2015 (April 16, 2015)
Date of Report (Date of earliest event reported)

MEDGENICS, INC.
(Exact name of registrant as specified in its charter)

Delaware	1-35112	98-0217544
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

435 Devon Park Drive, Building 700

Wayne, Pennsylvania 19087

(Address of principal executive offices, zip code)

(610) 254-4201
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On April 17, 2015, Medgenics, Inc., a Delaware corporation (the “Company”), issued a press release regarding its financial results for the three months ended March 31, 2015. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished in this report under this Item 2.02, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective April 16, 2015 (the date of the Annual Meeting of Stockholders), Joel S. Kanter and Stephen D. McMurray retired from the Board of Directors of the Company.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On April 16, 2015, the Company held its Annual Meeting of Stockholders. At the meeting, all seven directors of the Company nominated for re-election were elected to serve until the next annual meeting of stockholders and until their respective successors are duly elected and qualified. Tabulated with the name of each of the nominees elected is the number of votes cast for each nominee, the number of votes withheld with respect to each nominee and the number of broker non-votes with respect to each nominee.

Nominee	Votes For	Votes Withheld	Broker Non-Votes

Sol J. Barer	8,264,032	428,274	8,468,896

Eugene A. Bauer	7,805,329	866,977	8,468,896

Isaac Blech	8,461,650	230,656	8,468,896

Alastair Clemow	8,682,027	10,279	8,468,896

Michael F. Cola	8,682,107	10,199	8,468,896

Wilbur H. (Bill) Gantz	7,826,168	866,138	8,468,896

Joseph J. Grano, Jr.	7,832,107	860,199	8,468,896

In addition, the appointment of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015 was ratified at the meeting with 17,044,228 votes in favor, 69,003 votes against, 47,971 abstentions and no broker non-votes.

Item 7.01.	Regulation FD Disclosure.

As previously announced, the Company will host a conference call and live audio webcast on Friday, April 17, 2015 at 8:30 a.m. ET to discuss first quarter 2015 financial results. The Company intends to refer to the slide presentation, attached as Exhibit 99.2 and incorporated by reference herein, on the conference call.

The slide presentation, together with an archive of the webcast, will also be available for 30 days after the date of the conference call in the Investor section of the Company’s website at www.medgenics.com.

The information furnished in this report under this Item 7.01, including Exhibit 99.2 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such a filing.

This Current Report on Form 8-K, including the exhibits attached hereto, contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and as that term is defined in the Private Securities Litigation Reform Act of 1995, which include all statements other than statements of historical fact, including (without limitation) those regarding the Company’s financial position, its development and business strategy, its product candidates and the plans and objectives of management for future operations. The Company intends that such forward-looking statements be subject to the safe harbors created by such laws. Forward-looking statements are sometimes identified by their use of the terms and phrases such as “estimate,” “project,” “intend,” “forecast,” “anticipate,” “plan,” “planning, “expect,” “believe,” “will,” “will likely,” “should,” “could,” “would,” “may” or the negative of such terms and other comparable terminology. All such forward-looking statements are based on current expectations and are subject to risks and uncertainties. These risks and uncertainties include, but are not limited to, those discussed in the section titled “Risk Factors” of the Company’s Annual Report on Form 10-K for the year ended December 31, 2014, and any updates to those risk factors included in the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2015. Should any of these risks or uncertainties materialize, or should any of the Company’s assumptions prove incorrect, actual results may differ materially from those included within these forward-looking statements. Accordingly, no undue reliance should be placed on these forward-looking statements, which speak only as of the date made. The Company expressly disclaims any obligation or undertaking to disseminate any updates or revisions to any forward-looking statements contained herein to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. As a result of these factors, the events described in the forward-looking statements contained in this Current Report on Form 8-K, including the exhibits attached hereto, may not occur.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description

99.1	Medgenics, Inc. Press Release dated April 17, 2015 (furnished pursuant to Item 2.02).

99.2	Slide Presentation dated April 17, 2015 (furnished pursuant to Item 7.01).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDGENICS, INC.

By:	/s/ John Leaman
Name: John Leaman
Title: Chief Financial Officer

Date: April 17, 2015